UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 26, 2023

EUROPEAN BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40211

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

EPFL Innovation Park Building

1015 Lausanne

Switzerland

(Address of principal executive offices, including zip code)

+41 77 976 21 09

(Registrant’s telephone number, including area code)

Johannes Vermeerplein 9

1071 DV Amsterdam, Netherlands

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	EBACU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	EBAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EBACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Subscription Agreements

As previously announced, on October 17, 2022, European Biotech Acquisition Corp., a Cayman Islands exempted company (“EBAC”), entered into subscription agreements (the “Initial PIPE Subscription Agreements”) with certain investors, including an affiliate of LSP Sponsor EBAC B.V., a Dutch limited liability company (the “Sponsor”), and certain existing equity holders of Oculis SA, a public limited liability company (société anonyme) incorporated and existing under the laws of Switzerland (“Oculis”) (the “Initial PIPE Investors”).

Pursuant to the Initial PIPE Subscription Agreements, the Initial PIPE Investors agreed to subscribe for and purchase, and EBAC agreed to issue and sell to such investors, on the Acquisition Closing Date, an aggregate of 6,330,391 EBAC ordinary shares for a purchase price of $10.00 per share, for aggregate gross proceeds of $63,303,910 (the “Initial PIPE Financing”).

Subsequent to the Initial PIPE Financing, on January 26, 2023, EBAC entered into additional subscription agreements (the “Subsequent PIPE Subscription Agreements”, and together with the Initial PIPE Subscription Agreements, the “Subscription Agreements”) with certain investors (the “Subsequent PIPE Investors”, and together with the Initial PIPE Investors, the “PIPE Investors”). Pursuant to the Subsequent PIPE Subscription Agreements, the Subsequent PIPE Investors agreed to subscribe for and purchase, and EBAC agreed to issue and sell to such investors, on the Acquisition Closing Date, an aggregate of 788,500 EBAC ordinary shares for a purchase price of $10.00 per share, for aggregate gross proceeds of $7,885,000 (the “Subsequent PIPE Financing”). The aggregate amount of EBAC Class A Common Stock to be issued pursuant to the Initial PIPE Financing and Subsequent PIPE Financing is 7,118,891 shares for aggregate gross proceeds of $71,188,910.

The foregoing description of the Subsequent PIPE Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the form of Subsequent PIPE Subscription Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Convertible Loan Agreement

As previously announced, on October 17, 2022, Oculis entered into a convertible loan agreement (the “Initial Convertible Loan Agreement”) with certain of its existing equity holders (the “Initial Lenders”). On January 26, 2023, Oculis and an additional lender (the “Additional Lender,” together with the Initial Lenders, the “Lenders”) entered into a convertible loan agreement in substantially the same form as the Initial Convertible Loan Agreement, (the “Additional Convertible Loan Agreement” and together with the Initial Convertible Loan Agreement, the “Convertible Loan Agreements”) pursuant to which, among other things, the Additional Lender has granted Oculis a right to receive a convertible loan with certain conversion rights in an aggregate amount of $7,000,000. Pursuant to the Convertible Loan Agreements, the Lenders grant Oculis a right to receive a convertible loan with certain conversion rights, in an aggregate amount of $19,670,000. Following the Second Merger Effective Time, it is the

intent of the parties thereto that New Parent shall assume the Convertible Loan Agreements, and that immediately after such assumption but before the Company Share Contribution, the Lenders will exercise their conversion rights in exchange for New Parent Shares at $10 per share.

The foregoing description of the Additional Convertible Loan Agreement is subject to and qualified in its entirety by reference to the full text of the Additional Convertible Loan Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated by reference.

Forward-Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “result,” “follow,” “to be,” “extend,” “shall,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Oculis’s and EBAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Oculis and EBAC.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Oculis or EBAC is not obtained; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of Oculis as a result of the announcement and consummation of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Oculis; the ability for Oculis Holding AG to meet stock exchange listing standards following the consummation of the proposed business combination; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Oculis’s ability to manage future growth; the effects of competition on Oculis’ future business; the amount of redemption requests made by EBAC’s public shareholders; the ability of EBAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries against Oculis or EBAC; and those factors discussed in EBAC’s Quarterly Report on Form 10-Q for the period ended June 30, 2022, under the heading “Risk Factors” filed with the SEC on August 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of EBAC filed, or to be filed, with the SEC, including the proxy statement/prospectus to be filed on Form F-4 with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EBAC nor Oculis presently know or that EBAC nor Oculis currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EBAC’s or Oculis’s expectations, plans or forecasts of future events and views as of the date of this Current Report. EBAC and Oculis anticipate that subsequent events and developments will cause EBAC’s or Oculis’s assessments to change. However, while EBAC and Oculis may elect to update these forward-looking statements at some point in the future, EBAC and Oculis specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing EBAC’s or Oculis’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

The proposed business combination will be submitted to shareholders of EBAC for their consideration. EBAC intends to file the Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed to EBAC’s shareholders in connection with EBAC’s solicitation for proxies for the vote by EBAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Oculis’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, EBAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. EBAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with EBAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about EBAC, Oculis and the proposed business combination. Shareholders may also obtain a copy of the definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by EBAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 660 Madison Ave Suite 1600, New York, NY 10065.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

EBAC, Oculis and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from EBAC’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of EBAC’s shareholders in connection with the proposed business combination will be set forth in EBAC’s proxy statement / prospectus when it is filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when they become available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subsequent PIPE Subscription Agreement by and among EBAC and certain investors party thereto.
10.2	Additional Convertible Loan Agreement, dated January 26, 2023 by and among Oculis SA and certain shareholders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2023

EUROPEAN BIOTECH ACQUISITION CORP.

By:	/s/ Eduardo Bravo Fernandez de Araoz
Name: Eduardo Bravo Fernandez de Araoz
Title: Chief Executive Officer (Principal Executive Officer)